                                                                    EXHIBIT 99.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of The Enstar Group, Inc. (the "Corporation") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman and Chief Executive Officer of the Corporation, certifies that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Nimrod T. Frazer
---------------------------------------
Nimrod T. Frazer
Chairman and Chief Executive Officer
May 15, 2003






























A signed original of this written statement required by Section 906 has been provided to The Enstar Group, Inc. and will be retained by The Enstar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of The Enstar Group, Inc. (the "Corporation") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Financial Officer of the Corporation, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Cheryl D. Davis
----------------------------------------------------
Cheryl D. Davis
Chief Financial Officer, Vice President of Corporate
Taxes, and Secretary
May 15, 2003






























A signed original of this written statement required by Section 906 has been provided to The Enstar Group, Inc. and will be retained by The Enstar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.